Net Loss Per Share Attributable to Common Shareholders	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Common Shareholders
13. NET LOSS PER SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS
Through the Merger, the Company added Class C stock to its capital structure. Class A and Class C common stock have identical rights, including liquidation and dividend rights, except the Company’s Class C common stock is convertible into Class A common stock, and is automatically converted into Class A common stock on a one-for-one basis if the Company meets certain stock price performance thresholds following the completion of the Merger. The net loss attributable to common stockholders is allocated on a proportionate basis, and the resulting net loss per share is identical for Class A and Class C common stock under the two-class method.
The Company uses the two-class method to calculate net loss per share. No dividends were declared or paid for the years ended December 31, 2022 or 2021. The diluted net loss per share attributable to common stockholders is calculated by giving effect to all potentially dilutive common stock equivalents during the period. The Company’s stock options are considered to be potential common stock equivalents but have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is antidilutive.
Net loss attributable to common stockholders is equivalent to net loss for all periods presented.
The following table sets forth the computation of basic and diluted net loss per share attributable to common stockholders for the periods presented:

	For the Twelve Months Ended December 31,
	2022		2021
	Class A	Class C	Class A	Class C
Numerator:
Net loss attributable to common stockholders (in thousands)	$(100,298)	$(2,519)	$(149,960)	$(3,437)
Denominator:
Weighted-average shares used in computing net loss per attributable to common stockholders, basic and diluted	228,925,258	5,750,000	112,717,964	2,583,562

Net loss per share
Net loss per share attributable to common shareholders, basic and diluted	$(0.44)	$(0.44)	$(1.33)	$(1.33)

For the year ended December 31, 2022, warrants, options, restricted stock units, and restricted stock awards, representing approximately 40.0 million, 22.7 million, 13.9 million, and 3.1 million shares of common stock, respectively, were excluded from the computation of diluted earnings per share as their effect would have been antidilutive.
For the year ended December 31, 2021, options, warrants, restricted stock units, and restricted stock awards, representing approximately 29.4 million, 14.8 million, 4.9 million, and 3.9 million shares of common stock, respectively, were excluded from the computation of diluted earnings per share as their effect would have been antidilutive. Accordingly, basic and diluted net loss per share are the same for both periods.